                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and
333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ David A. Bird
-------------------------
David A. Bird
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and
333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ Anurag Chandra
-------------------------
Anurag Chandra
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director, President and Chief Executive Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and
Jesse E. Merten and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of
Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ Don Civgin
-------------------------
Don Civgin
Director, President and
Chief Executive Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Jesse E. Merten and Don Civgin and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693,
333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ Angela K. Fontana
-------------------------
Angela K. Fontana
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as her true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693,
333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ Judith P. Greffin
-------------------------
Judith P. Greffin
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693,
333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ Wilford J. Kavanaugh
-------------------------
Wilford J. Kavanaugh
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director, Senior Vice President and Chief Financial Officer of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate
Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ Jesse E. Merten
-------------------------------
Jesse E. Merten
Director, Senior Vice President
and Chief Financial Officer

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director, Senior Vice President and Controller of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693, 333-102295 and 333-141909 of Allstate
Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ Samuel H. Pilch
-------------------------------
Samuel H. Pilch
Director, Senior Vice President
and Controller

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693,
333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ John C. Pintozzi
-------------------------
John C. Pintozzi
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693,
333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ Steven E. Shebik
-------------------------
Steven E. Shebik
Director

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director and Chairman of the Board of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements: File Nos. 333-114560, 333-114561, 333-114562,
333-102934, 333-121693, 333-102295 and 333-141909 of Allstate Financial
Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ Thomas J. Wilson
-------------------------
Thomas J. Wilson
Director and Chairman
of the Board

                               POWER OF ATTORNEY

                                WITH RESPECT TO
                ALLSTATE FINANCIAL ADVISORS SEPARATE ACCOUNT I
                                 (REGISTRANT)

                                      AND

                        ALLSTATE LIFE INSURANCE COMPANY
                                  (DEPOSITOR)

The undersigned Director of Allstate Life Insurance Company constitutes and appoints Angela K. Fontana and Don Civgin and each of them (with full power to each of them to act alone) as his true and lawful attorney-in-fact and agent, in any and all capacities, to sign the following registration statements:
File Nos. 333-114560, 333-114561, 333-114562, 333-102934, 333-121693,
333-102295 and 333-141909 of Allstate Financial Advisors Separate Account I, as registrant, and Allstate Life Insurance Company, as depositor, and any amendments thereto, and to file the same, with exhibits and other documents in connection therewith, with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable. I hereby ratify and confirm each and every act that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof. My subsequent disability or incapacity shall not affect this Power of Attorney.

April 15, 2013

/s/ Matthew E. Winter
-------------------------
Matthew E. Winter
Director